Exhibit 99.3

  2  Cautionary Note Regarding Forward-Looking Statements  This presentation may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Any statements that are not historical facts, including statements about our expectations, beliefs, plans, strategies, predictions, forecasts, objectives, or assumptions of future events or performance, may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipates,” “believes,” “expects,” “can,” “could,” “may,” “predicts,” “potential,” “opportunity,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “seeks,” “intends” and similar words or phrases. Accordingly, these statements involve estimates, known and unknown risks, assumptions, and uncertainties that could cause actual strategies, actions, or results to differ materially from those expressed in them, and are not guarantees of timing, future results, events, or performance. Because forward-looking statements are necessarily only estimates of future strategies, actions, or results, based on management’s current expectations, assumptions, and estimates on the date hereof, there can be no assurance that actual strategies, actions or results will not differ materially from expectations. Therefore, readers are cautioned not to place undue reliance on such statements. Factors that could cause or contribute to such differences are changes in general economic, political or industry conditions; changes in monetary and fiscal policies, including the interest rate policies of the Federal Reserve Board; volatility and disruptions in capital and credit markets; the interdependence of financial service companies; changes in regulation or oversight; unfavorable developments concerning credit quality; any future acquisitions or divestitures; the effects of more stringent capital or liquidity requirements; declines or other changes in the businesses or industries of Independent Bank Corporation's customers; the implementation of Independent Bank Corporation's strategies and business models; Independent Bank Corporation's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; operational difficulties, failure of technology infrastructure or information security incidents; changes in the financial markets, including fluctuations in interest rates and their impact on deposit pricing; competitive product and pricing pressures among financial institutions within Independent Bank Corporation's markets; changes in customer behavior; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; the impact of legal and regulatory proceedings or determinations; the effectiveness of methods of reducing risk exposures; the effects of terrorist activities and other hostilities; the effects of catastrophic events; changes in accounting standards and the critical nature of Independent Bank Corporation's accounting policies. In addition, factors that may cause actual results to differ from expectations regarding the recent acquisition of TCSB Bancorp, Inc. include, but are not limited to, the reaction to the transaction of customers, employees and counterparties; customer disintermediation; inflation; expected synergies, cost savings and other financial benefits of the transaction might not be realized within the expected timeframes or might be less than projected; credit and interest rate risks associated with the parties' respective businesses, customers, borrowings, repayment, investment, and deposit practices; general economic conditions, either nationally or in the market areas in which the parties operate or anticipate doing business, are less favorable than expected; new regulatory or legal requirements or obligations; and other risks. Certain risks and important factors that could affect Independent Bank Corporation's future results are identified in its Annual Report on Form 10-K for the year ended December 31, 2017 and other reports filed with the SEC, including among other things under the heading “Risk Factors” in such Annual Report on Form 10-K. Any forward-looking statement speaks only as of the date on which it is made, and Independent Bank Corporation undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise.

  3   Agenda  Formal Remarks.William B. (Brad) Kessel, President and Chief Executive OfficerRobert N. Shuster, Executive Vice President and Chief Financial OfficerQuestion and Answer session.Closing Remarks.Note: This presentation is available at www.IndependentBank.com in the Investor Relations area under the “Presentations” tab.

  4   Quarterly Financial Summary    1Q’18  4Q’17  3Q’17  2Q’17  1Q’17  Diluted EPS (1)  $ 0.42  $ 0.08  $ 0.32  $ 0.27  $ 0.28  Income before taxes   $ 11,199  $ 11,231  $ 10,018  $ 8,594  $ 8,595  Net income (1)  $ 9,161  $ 1,711  $ 6,859  $ 5,931  $ 5,974  Return on average assets (1)  1.34%  0.25%  1.01%  0.92%  0.95%  Return on average equity (1)  14.04%  2.51%  10.27%  9.15%  9.63%  Total assets  $2,793,119  $2,789,355  $2,753,446  $2,665,367  $2,596,482  Total portfolio loans  $2,071,435  $2,018,817  $1,937,094  $1,811,677  $1,670,747  Total deposits  $2,430,401  $2,400,534  $2,343,761  $2,246,219  $2,263,059  Loans to deposits ratio  85.23%  84.10%  82.65%  80.65%  73.83%  Shareholders’ equity  $ 267,917  $ 264,933  $ 267,710  $ 262,453  $ 255,475  Tangible BV per share  $ 12.46  $ 12.34  $ 12.47  $ 12.22  $ 11.89  TCE to tangible assets   9.54%  9.45%  9.67%  9.79%  9.78%  Note: Dollars in thousands, except per share data.  (1) Excluding the impact of the $5.96 million revaluation of net deferred tax assets in 4Q’17, diluted EPS is $0.35; net income is $7.676 million, ROA is 1.11%; and ROE is 11.28%.

1Q 2018 Financial Highlights

Income Statement

- Net income of $9.2 million, or $0.42 per diluted share.
- Return on average assets of 1.34% and return on average equity of 14.04%
- Net interest income of $23.9 million, up $2.5 million, or 11.5%, from the year ago quarter.
- $0.3 million loan loss provision expense (compared to a credit of $0.4 million in year ago quarter). Provision expense driven primarily by portfolio loan growth.
- Gains on mortgage loans of $2.6 million is unchanged from the year ago quarter. Higher mortgage loan origination and sales volume was offset by a lower margin.

Balance Sheet/Capital

- Total portfolio loans grew $52.6 million, or 10.6% annualized.
- Continued improvement in asset quality metrics with NPAs down 15.8% in 1Q'18.
- Deposits totaled $2.43 billion at 3/31/18 compared to $2.40 billion at 12/31/17. 1Q'18 growth of $41.8 million, or 2.3%, in checking and savings account deposit balances.
- No share repurchases during 1Q '18. New 2018 share repurchase plan authorized for up to 5% of outstanding shares.
- TBV per share increased to $12.46 at 3/31/18 from $12.34 at 12/31/17.
- Paid a 15 cent per share cash dividend on common stock on 2/15/18.
- Completed acquisition of TCSB Bancorp, Inc., the parent company of Traverse City State Bank, on April 1, 2018.

5

Our Michigan Markets


Charlevoix
Boyne City
Leland
Bellaire
Gaylord
Atlanta
Alpena
Traverse City
Beulah
Grayling
Mio
Harrisville
Roscommon
Lake City
West Branch
Manistee
Cadillac
Houghton Lake
Tawas City
Saginaw Bay
Ludington
Harrison
Baldwin
Gladwin
Standish
Reed City
Bad Axe
Midland
White Cloud
Mount Pleasant
Bay City
Saginaw
Caro
Sandusky
Alma
Muskegon
Stanton
MICHIGAN
Norton Shores
Grand Haven
Grand Rapids
Flint
Owosso
Sarnia
Holland
Kentwood
East Lansing
Lansing
Rochester Hills
Waterford
Sterling Heights
Livonia
St. Clair Shores
Kalamazoo
Battle Creek
Dearborn
Detroit
Marshall
Jackson
Ann Arbor
Portage
Lake

- Since 2012, substantial changes have been implemented to streamline and optimize our branch delivery network.
- Significant market presence and opportunity to gain market share in attractive Michigan markets.
- Acquisition of Traverse City State Bank adds five branches in attractive Northwestern Michigan.
- Michigan's unemployment rate was 4.8% in February 2018 (unchanged from one year ago and 0.7% above the February 2018 U.S. unemployment rate of 4.1%).
- Michigan payroll jobs totaled 4.349 million in February 2018 (1.2% higher than one year ago).
- S&P/Case-Shiller MI Detroit Home Price Index up 7.58% year over year (January 2018 vs. January 2017).

Independent Bank branches – 63 (68 with TCSB)

TCSB branches - 5

Independent Bank loan production offices (not pictured Fairlawn and Columbus, Ohio)

6

 Our Markets – Regional  Region  Cities  Branches  3/31/18Portfolio Loans(1)  % ofLoans(1)  3/31/18Deposits(3)  % of Deposits(3)  3/31/17 Portfolio Loans(2)  3/31/17 Deposits(3)  East / “Thumb”  Bay City / Saginaw  23  $ 360  19%  $ 773  35%  $ 324  $ 747  West  Grand Rapids / Ionia  22  688  35%  740  34%  590  731  Central  Lansing  11  212  11%  360  16%  207  325  Southeast(4)  Troy  7  690  35%  337  15%  412  380  Total    63  $1,950  100%  $2,210  100%  $1,533  $2,183  Note: Dollars are in millions.Loans exclude those related to resort lending ($87 million) and purchased mortgage loans ($34 million).Loans exclude those related to resort lending ($100 million) and purchased mortgage loans ($38 million). Deposits exclude reciprocal deposits, brokered deposits and certain other “non-market” deposits.3/31/18 total portfolio loans include approximately $109 million from Ohio.  7

  8  Low Cost Deposit Franchise Focused on Core Deposit Growth  Deposit Highlights$2.43 billion in total deposits at 3/31/18.Substantially all core funding.$1.89 billion of transaction accounts (77.8% of total deposits).Total deposits increased $52.2 million, or 2.3%, since 3/31/17 (excluding $115.2 million of brokered deposits at 3/31/18).Average deposits per branch of $36.7 million at 3/31/18 vs. $20.2 million at 12/31/11 (an increase of 81.7%).2018 focus:Commercial – small to middle market business and public funds.Treasury management services.Retail – checking accounts and debit card services.  Deposit Composition – 3/31/18  Cost of Deposits (%)/Total Deposits (billions)

Diversified Loan Portfolio

Focused on High Quality Growth

Loan Composition – 3/31/18



Held for Sale
2%
Commercial
41%
Installment
15%
Mortgage
42%

Yield on Loans (%)/Total Portfolio Loans (billions)



4.80%
4.75%
4.70%
4.65%
4.60%
4.55%
4.50%
4.45%
4.40%
4.35%
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.58
$1.61
$1.61
$1.67
$1.81
$1.94
$2.02
$2.07
4.64%
4.59%
4.53%
4.75%
4.49%
4.55%
4.49%
4.57%
Q2'16
Q3'16
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Total Portfolio Loans
Yield on Loans

Lending Highlights

- 16 consecutive quarters of net loan growth.
- $2.106 billion in total loans at 3/31/18 (including $34.1 million of loans held for sale).
- 1Q 2018 lending results include:
  - Commercial loans net growth of $4.2 million, or 2.0% annualized.
  - Consumer installment loans net growth of $9.1 million, or 11.7% annualized.
  - Portfolio mortgage loan net growth of $39.4 million, or 18.8% annualized. 1Q'18 mortgage loan origination volume up 0.6% over 1Q'17.
- 2018 focus:
  - Commercial – businesses with $1 million to $100 million in annual sales.
  - Consumer – through branch network, internet and indirect channels.
  - Residential mortgage – purchase money (both salable and portfolio) and QRM and home equity lending opportunities.

9

Strong Capital Position

Focused on Shareholder Return

ROA, ROE and TCE Ratio



12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.19%
9.95%
9.79%
9.67%
10.08%
9.70%
9.21%
9.78%
9.57%
9.59%
9.45%
9.54%
0.92%
0.99%
0.95%
0.95%
1.00%
1.10%
Q4'16
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
ROA
ROE
TCE Ratio

Note: ROA and ROE represent a four quarter rolling average.

Note: Q4'17 ROA and ROE calculations exclude the impact of the $5.96 million revaluation of net deferred tax assets.

Highlights

- Prudent capital management. Target TCE ratio – 8.50% to 9.50%. Priorities are: (A) capital retention to support (1) organic growth and (2) acquisitions; and (B) return of capital through (1) strong and consistent dividend and (2) share repurchases.
- 2018 share repurchase plan approved for up to 5% of outstanding common shares. During 1Q'18 no shares were repurchased.
- Quarterly cash dividend rate increased by 25% to $0.15 per share effective 2/15/18.
- Goals of 1.2% ROA or better and 12% ROE or better.

10

 11  Net Interest Margin/Income  HighlightsInterest rate sensitivity profile of the loan and securities portfolios, in combination with a low cost core deposit base, positions us to slightly benefit from a rising interest rate environment.Net interest income increased 2.7% in 1Q’18 vs. 4Q’17 due primarily to a six basis point increase in the net interest margin and a $37.1 million increase in average interest-earning assets.2018 goal (IBCP only) is to grow net interest income by approximately 10% to 11% over 2017 as average loans increase. Seeing pressure on deposit rates due to the increases in the target federal funds rate/short-term interest rates.   Net Interest Margin (TE)(%)  Net Interest Income ($ in Millions)

 12  Net Interest Income and Net Interest Margin Details  Summary1Q’18 net interest income of $23.936 million, up $620K from 4Q’17. The linked quarter increase was due to a $710K increase in interest income and fees on loans and a $61K increase in interest income on securities and investments. This was partially offset by a $151K increase in interest expense on deposits and borrowings. The increase in interest income and fees on loans was due to increases in both the average yield and in average balance. This was partially offset by two less days in 1Q’18 (reduced net interest income by $248K). Interest recoveries (net) on previously charged-off or non-accrual loans totaled $178K and $190K in 1Q’18 and 4Q’17, respectively. The tax equivalent net interest margin (NIM) increased 6 bp (3.71% vs. 3.65%) as an 8 bp increase in the yield on interest earning assets was only partially offset by a 2 bp increase in the cost of funds (interest expense as a percentage of average interest-earning assets). Average yield on new/renewed commercial loans was 4.95% on fixed rate (58.0% of production) and 4.81% on variable rate (42.0% of production), 1Q’18 volume of $74.6 million with an estimated average duration of 2.0 years. Average yield on new retail loans (mortgage and consumer installment) was 4.31%, 1Q’18 volume of $114.3 million with an estimated average duration of 3.8 years.Loan Portfolio DetailsCommercial loans: Interest income increased $45K due to a $5.9 million increase in the average balance and a 9 bp increase in the average yield (4.88% vs. 4.79%). Interest recoveries (net) decreased by $70K, this decreased the average yield by 3 bp. Two less days in 1Q’18 reduced interest income by $227K. Mortgage loans (includes loans held for sale): Interest income increased $832K due to a $51.3 million increase in the average balance and a 13 bp increase in the average yield (4.28% vs. 4.15%) . Interest recoveries (net) increased by $122K, this increased the average yield by 5 bp.Consumer installment loans: Interest income decreased $167K due to a $0.6 million decrease in the average balance and a 10 bp decrease in the average yield (4.54% vs. 4.64%). Interest recoveries (net) decreased by $64K, this decreased the average yield by 8 bp. Two less days in 1Q’18 reduced interest income by $78K. Other FactorsSecurities and investments: Interest income increased $61K due to a 5 bps increase in non-TE yield (2.43% vs. 2.38%) that was partially offset by a $19.5 million decrease in average balance and two less days in 1Q’18 ($7K impact). The average TE yield declined 6 bps (2.51% vs. 2.57%) due to the impact of the lower federal corporate income tax rate.Deposits and borrowings: Interest expense increased $151K due to a $43.2 million increase in the average balance of interest-bearing liabilities and a 3 bp increase in the average cost of interest-bearing liabilities (0.67% vs. 0.64%) that were partially offset by two less days in 1Q’18 ($64K impact).   Analysis of Linked Quarter Increase

 13  Non-interest Income  HighlightsDiverse sources of non-interest income which totaled $11.5 million in 1Q’18.1Q’18 total non-interest income represents approximately 32.5% of total revenue (net interest income and non-interest income).Service charges on deposits declined by $0.1 million, or 3.5%, YTD 2018 vs. 2017.Interchange revenue increased by $0.3 million, or 16.9%, YTD 2018 vs. 2017, due primarily to a reclassification under ASU 2014-09 (which also increased interchange expense by $0.3 million).1Q’18 gains on mortgage loans totaled $2.6 million, which was unchanged from 1Q’17, as higher loan sales volumes were offset by margin pressure.1Q’18 mortgage loan servicing includes a $1.458 million increase in fair value adjustment due to price. 1Q’17 included a $0.145 million increase in fair value adjustment due to price.   YTD 2018 Non-interest Income Breakout  Non-interest Income Trends ($ in Millions)

 14  Non-interest Expense  HighlightsQ1’18 non-interest expenses totaled $23.9 million (an increase from both 1Q’17 and 4Q’17).Q1’18 compensation and benefits increased by $0.1 million over Q1’17 due primarily to an increase in performance based compensation. In 1Q’18, approximately $0.3 million was paid out in bonuses to hourly employees. 1Q’18 average FTEs up by 3.2 (0.4%) over 1Q’17, as growth related to the mortgage banking expansion was mostly offset by the sale of the payment plan processing business in May 2017. Efficiency ratio: YTD 2018 – 66.7%; 2017 – 69.2%; 2016 – 73.7%; 2015 – 77.2%; 2014 – 80.3%; and 2013 – 82.6%.Original target for 2018 was total non-interest expenses (IBCP only) at $22.8 million to $23.6 million per quarter.   Non-interest Expense ($ in Millions)

 15  Investment Securities Portfolio  HighlightsHigh quality, liquid, diverse portfolio with relatively short duration.Fair value of $490.9 million(1) at 3/31/18.Net unrealized loss of $4.4 million at 3/31/18.64% of the portfolio is AAA rated (or backed by the U.S. Government).2.93 year estimated average duration with a weighted average yield of 2.77% (with TE gross up).Approximately 28% of the portfolio is variable rate.  (1) Includes investments in bank CD’s of $1.7 million but excludes equity securities of $0.3 million.  Investment Portfolio by Type (3/31/18)  Investment Portfolio by Rating (3/31/18)

 16  Credit Quality Summary  Note 1: Non-performing loans and non-performing assets exclude troubled debt restructurings that are performing.Note 2: 3/31/17 and 12/31/16 30 to 89 days delinquent data excludes $1.53 million and $1.63 million, respectively, of payment plan receivables that were held for sale.  Non-performing Assets ($ in Millions)  ORE/ORA ($ in Millions)  Non-performing Loans ($ in Millions)  30 to 89 Days Delinquent ($ in Millions)

 17  Credit Cost Summary  Note: Dollars all in millions.  Provision for Loan Losses  Loan Net Charge-Offs/Recoveries  Allowance for Loan Losses

 18  Classified Assets and New Default Trends  Note: Dollars all in millions.  Total Classified Assets  Commercial Loan New Defaults  Total Loan New Defaults  Retail Loan New Defaults

Troubled Debt Restructurings (TDRs)

93% of TDRs are Current

TDRs ($ in Millions)



$160
$140
$120
$100
$80
$60
$40
$20
$0
94%
92%
90%
88%
86%
84%
82%
80%
78%
$144
$124
$110
$88
$78
$73
$71
$68
$65
$64
84%
89%
91%
89%
88%
91%
91%
90%
91%
93%
2012
2013
2014
2015
2016
Q1'17
Q2'17
Q3'17
Q4'17
Q1'18
Performing
Nonperforming
% Current

TDR Highlights

- Working with client base to maximize sustainable performance.
- The specific reserves allocated to TDRs totaled $6.3 million at 3/31/18.
- A majority of our TDRs are performing under their modified terms but remain in TDR status for the life of the loan.
- 92.7% of TDRs are current as of 3/31/18.
- **Commercial TDR Statistics:**
  - 45 loans with $8.2 million book balance.
  - 96.6% performing.
  - WAR of 5.46% (accruing loans).
  - Well seasoned portfolio; over 94% of accruing loans are not only performing but have been for over a year since modification.
- **Retail TDR Statistics:**
  - 626 loans with $55.5 million book balance.
  - 93.8% performing.
  - WAR of 5.30% (accruing loans).
  - Well seasoned portfolio; over 98% of accruing loans are not only performing but have been for over a year since modification.

19

 20  Acquisition of TCSB Bancorp, Inc.Status Update  Category  Comments  Lending  TCSB total loans were $301.8 million at 3/31/18 compared to $291.5 million at 12/31/17, representing 1Q’18 growth of $10.3 million, or 14.3% annualized.  Deposits  TCSB total deposits were $288.1 million at 3/31/18 compared to $280.5 million at 12/31/17. All of the 1Q’18 growth was in institutional and brokered CD’s which increased by $13.0 million.  Asset Quality  TCSB total non-performing assets were $0.6 million ($3.4 million including performing TDRs) at 3/31/18 compared to $0.7 million ($3.7 million including performing TDRs) at 12/31/17. TCSB recorded a small amount of loan net recoveries in 1Q’18 ($14 thousand) and no provision for loan losses.  Earnings  TCSB recorded net income of $0.03 million in 1Q’18. Merger related expenses totaled $0.98 million ($0.84 million after tax).  Integration and Conversion  Integration efforts are proceeding as planned. The core data processing conversion is scheduled for June 16 and 17, 2018 (mortgage loan servicing is being converted on June 30, 2018). IBCP expects to meet its previously announced 31% reduction in TCSB non-interest expenses beginning in 3Q’18.  Other  TCSB total assets were $343.8 million and total shareholders equity was $34.7 million (tangible equity of $31.9 million) at 3/31/18.

 21  YTD 2018 Actual Performance vs. Original Outlook  Category  Outlook  Lending  Continued growthIBCP only goal of 15 to 18% overall loan growth in 2018, primarily supported by increases in commercial loans, mortgage loans and consumer loans. Expect much of this growth to occur in the last three quarters of 2018. This growth forecast also assumes a stable Michigan economy. 1Q’18 update: Annualized loan growth of 10.6% (first quarter is generally slower due to seasonal factors). Expect full year 2018 actual loan growth to be generally consistent with original outlook.  Net Interest Income  Growth driven primarily by higher portfolio loan balances, expect total deposits (IBCP only, excluding brokered) to be relatively flat in 2018 IBCP only goal of approximately 10% to 11% increase in net interest income (NII) over 2017. Expect the net interest margin to be relatively stable. Forecast assumes two 0.25% increases in the federal funds rate (one in March 2018 and one in September 2018) and long-term rates up slightly over year end 2017 levels. 1Q’18 update: Net interest income increased $2.5 million, or 11.5%, over 1Q’17. Net interest margin increased to 3.71% (from 3.69% in 1Q’17). Actual performance tracking with original outlook.  Provision for Loan Losses  Steady asset quality metricsVery difficult area to forecast. Future provision levels will be particularly sensitive to loan net charge-offs, watch credit levels, loan default volumes, and TDR portfolio performance as well as loan growth. The allowance as a percentage of total loans was at 1.12% at 12/31/17. Do not expect credit provision in 2018 due to portfolio loan growth and a decline in recoveries of previously charged-off loans. Quarterly provision (expense) for loan losses averaging approximately $1.25 million (IBCP only) would not be unreasonable. 1Q’18 update: Actual provision for loan losses of $0.3 million, with NPAs down $1.6 million, or 15.8%, and loan net recoveries of $0.2 million. Actual performance better than original outlook.  Non-interest Income  IBCP only - forecasted quarterly range of $9.8 million to $10.9 million with total for year comparable to 2017 (excluding securities net gains or losses)Expect mortgage-banking revenues and mortgage lending volumes in 2018 to be comparable to 2017. Expect service charges on deposits and interchange income in 2018 to be generally comparable to 2017. 1Q’18 update: Actual total non-interest income of $11.5 million. If adjust actual for $1.5 million fair value increase in capitalized mortgage loan servicing rights and $0.2 million of securities losses, adjusted total of $10.2 million, which is within the projected range.  Non-interest Expenses  IBCP only - forecasted quarterly range of $22.8 to $23.6 million with total for the year up slightly (under 1%) vs. 2017No significant changes in any particular line item expected in 2018 vs. 2017 1Q’18 update: Actual total non-interest expenses of $23.9 million. Total includes $0.3 million in bonuses paid out to hourly staff in 1Q’18, which was not included in the original forecast. If adjust actual for $0.2 million of merger expenses and aforementioned bonuses, adjusted total of $23.4 million, which is within the forecasted quarterly range.   Income Taxes  Approximately 19% to 20% effective tax rate in 2018. This assumes a 21% statutory federal corporate income tax rate during 2018. 1Q’18 update: Actual income tax expense of $2.04 million, which is an effective tax rate of 18.2%.

INDEPENDENT BANK

Strategic Initiatives

- **Balance Sheet**
  - Generate quality loan growth with continued focus on commercial and consumer installment lending as well as salable and portfolio mortgage loans.
  - Remain slightly asset sensitive and positioned to benefit from higher interest rates (short duration investment portfolio, large variable rate loan portfolio and strong core deposit base with a significant amount of small to medium balance transaction accounts).
- **Income Statement**
  - Generate increased net interest income through change in earning asset mix (increased loans to deposits ratio and reduced level of investment securities).
  - Increase non-interest income with focus on transaction related revenue (treasury management and debit card) and mortgage banking revenue.
  - Continued selective reductions in certain non-interest expenses (credit related costs, branch optimization, process re-engineering and outsourcing). However, now expect growth in compensation and employee benefits expense and in occupancy expense due to expanded mortgage-banking operations.
  - Improved efficiency ratio: Mid 60% range near-term and low 60% range longer-term. Achieve improvements primarily through revenue growth.
- **Enterprise Risk Management**
  - Well managed approach to lending with sound underwriting.
  - Meet increased compliance and regulatory requirements.
  - Focus on data security and loss prevention.
- **TCSB Bancorp, Inc.**
  - Successful integration of Traverse City State Bank (customers and associates).

22

23  Q&A and Closing Remarks  Question and Answer SessionClosing RemarksThank you for attending !NASDAQ: IBCP